IN BRIEF

Net asset value per share*	US$16.90
Market price*	US$16.73
Premium/discount*	-1.01%
Fund size*	US$170.26

At March 31 2003

	China Fund	MSCI Golden
	NAV	Dragon
One month return*	*-2.4%	-3.6%
One year return*	*6.0%	-25.0%

*	Source: State Street Corporation/Martin Currie Inc

MANAGER’S COMMENTARY

Local consumption and confidence in Hong Kong are being affected by the outbreak of a severe form of pneumonia. Much depends on containing the virus.

Your managers visited over 50 companies last month, looking to take advantage of nervousness among investors and pick up some bargains. In Taiwan, we saw a number of companies whose growth is being driven by expansion in China. These include the paint maker Yung Chi, Taiwan’s leading ERP software vendor DSC, packaging company Hon Chuan and casting maker China Metal. On the mainland, a number of our invested companies, such as People’s Food, Chinadotcom, and electronics companies TCL and Proview, announced strong results. Prices of basic materials are putting pressure on the margins of processors and are likely to remain firm following a period of under-investment.

In Beijing, the National People’s Congress passed off without hitch. Wen Jiabao took over from Zhu Rongji as head of the government (Hu Jintao had taken over from Jiang Zimin as head of the Communist Party last November). The government’s commitment to keeping economic growth above 7% was shown by approval of a record budget deficit (2.9% of GDP). There was also further structural reorganisation, with a regulator established to monitor the banking industry and a commission established to manage state assets. Reform of the state-owned sector continues to be a priority, but additional emphasis will be given to improving the lot of China’s farmers, whose income has fallen well behind that of workers in the cities.

INVESTMENT STRATEGY

Your Fund is 96.8% invested with holdings in 60 companies. During March, the discount between the price of the Fund and the net value of its assets narrowed as investors’ interest in China continued to improve.

In March we reduced our large position in Fubon, as banking spreads in Taiwan continue to narrow under intense competition. Further reform in the financial sector is likely to be delayed until after next year’s presidential election. We also took some profits on Zhejiang Expressway. We switched into Shenzhen Expressway, which is much cheaper and recently improved its growth prospects by selling off two old national roads.

Nervousness among investors was highlighted by their reaction to the interim earnings of one of China’s largest agricultural concerns, Chaoda. The stock halved in two days after it announced a 6% fall in net profits. But analysis of the figures shows that sales grew by 41% and profits before tax by 10%, and that the fall was due entirely to a tax provision which we expect to be written back later in the year. On our estimates, based on repeated visits to the company, which needs to improve its public relations, the stock is trading on a P/E of 2.6X and yield of 11%. The Fund has started to build a stake in the company.

Chris Ruffle

Martin Currie Inc

Following various policy measures to restructure State Owned Enterprises, interest in these is increasing. We are monitoring this trend carefully and want to see clear evidence that the regulatory changes are effective and stable. We will be very selective and will focus on companies that are stable financially and have capable management.

KOH Kuek Chiang

Asian Direct Capital Management

FUND DETAILS*

Market cap	$171.34m
Shares outstanding	10,073,173 shares
Exchange listed	NYSE
Listing date	July 10, 1992
Investment manager	Martin Currie Inc
Direct investment manager	Asian Direct Capital
Management

ASSET ALLOCATION*

SECTOR ALLOCATION*

	%of	MSCI Golden
	net assets	Dragon %

Information technology	25.8	19.6
Industrials	14.0	14.4
Materials	13.7	7.0
Consumer discretionary	9.9	6.3
Financials	8.3	29.5
Consumer staples	7.9	0.5
Utilities	7.2	11.4
Energy	4.2	4.0
Health care	3.8	0.1
Telecommunications	2.0	7.2
Cash	3.2	—
Total	100.0	100.0

PERFORMANCE* (IN US$TERMS)

	NAV	Market price
	%	%

One month	-2.4	4.0
Calendar year to date	7.12	1.7
3 years**	5.6	17.5

DIRECT INVESTMENTS* (7.1%)

A-S China Plumbing Products	Consumer discretionary	1.9%
Captive Finance	Financials	1.8%
Tomoike Industrial (H K) Ltd	Industrials	1.3%
Moulin International (2004 CB)	Manufacturing	1.2%
Kowloon Development (34 HK)	Real estate	0.9%

15 LARGEST LISTED INVESTMENTS* (46.0%)

Sohu Com Inc	Information technology	8.1%
Fountain Set Holdings	Materials	5.2%
TCL International	Information technology	4.4%
Yanzhou Coal Mining	Energy	3.0%
BYD Co	Industrials	2.9%
Chinadotcom Corporation	Information technology	2.8%
China Metal Products	Materials	2.6%
Shenzhen Expressway	Utilities	2.5%
Synnex Tech Intl	Consumer discretionary	2.2%
Sinotrans Limited	Industrials	2.2%
Ho Tung Chemical	Materials	2.2%
Sinopac Holdings	Financials	2.0%
Chunghwa Telecom	Telecoms	2.0%
Anhui Expressway	Utilities	2.0%
Anhui Conch Cement	Materials	1.9%

FUND PERFORMANCE

	One	Three	Year	One	Three**	Five**	Since#**
	month	months	to date	year	years	years	launch

The China Fund, Inc.	-2.4	7.1	7.1	6.0	5.6	4.8	3.8
MSCI Golden Dragon	-3.6	-4.0	-4.0	-25.0	-22.9	-8.0	—
Hang Seng Chinese Enterprise Index	-0.5	9.9	9.9	7.5	13.0	-6.8	—

*	Source: State Street Corporation/Martin Currie Inc.

#	The fund was launched on July 10, 1992.

**	Annualised return

PERFORMANCE IN PERSPECTIVE

THE CHINA FUND INC. PREMIUM/DISCOUNT

DIVIDEND HISTORY CHART*

All charts as of March 31, 2002. *Source: State Street Corporation

THE PORTFOLIO — IN FULL	AT MARCH 31, 2003

Sector	Company (BBG ticker)	Price	Holding	Value $	% of portfolio

Hong Kong 43.4%
Fountain Set (Holdings) Ltd	420 HK	HK$5.40	12,750,000	8,827,546	5.2%
TCL International Holdings Ltd	1070 HK	HK$1.79	32,318,000	7,417,090	4.4%
Yanzhou Coal Mining Co.	1171 HK	HK$3.13	12,786,000	5.081.974	3.0%
BYD Co	1211 HK	HK$15.3	2,525,000	4,937,047	2.9%
Shenzhen Expressway Co., Ltd	548 HK	HK$1.77	18,994,000	4,310,481	2.5%
Sinotrans Limited-H	598 HK	HK$2.03	14,265,000	3,703,675	2.2%
Anhui Expressway Co., Ltd	995 HK	HK$1.96	13,278,000	3,336,758	2.0%
Anhui Conch Cement	914 HK	HK$3.30	7,726,000	3,268,923	1.9%
Chaoda Modern Agriculture (Holdings)Ltd	682 HK	HK$0.99	23,542,000	3,090,840	1.8%
Wah Sang Gas	8035 HK	HK$0.81	27,778,000	2,884,842	1.7%
Xiano Gas Holdings Ltd	2688 HK	HK$1.88	11,376,000	2,727,515	1.6%
TPV Technology, Ltd	903 HK	HK$2.05	9,968,000	2,619,980	1.5%
Tack Fat Group International Ltd	928 HK	HK$0.53	37,296,000	2,534,394	1.5%
Wanyou Fire Safety	8201 HK	HK$0.35	48,565,000	2,179,352	1.3%
Petrochina Co., Ltd	857 HK	HK$1.64	10,000,000	2,102,712	1.2%
LifeTec Group, Ltd	1180 HK	HK$0.15	112,328,000	2,102,698	1.2%
China Rare Earth	0769 HK	HK$0.94	15,284,000	1,842,048	1.1%
Zhejiang Expressway Co., Ltd	576 HK	HK$3.28	4,044,000	1,698,081	1.0%
Natural Beauty Bio-Technology Ltd	157 HK	HK$0.59	18,320,000	1,385,841	0.8%
Golden Meditech Co Ltd	8180 HK	HK$1.25	8,586,000	1,376,059	0.8%
Asia Zirconium	395 HK	HK$1.10	8,800,000	1,241,113	0.7%
Sino Golf Holdings Ltd	361 HK	HK$0.92	10,274,000	1,211,891	0.7%
Mainland Headwear Holdings	1100 HK	HK$2.35	3,992,000	1,202,803	0.7%
Leefung-Asco Printers Holdings Ltd	623 HK	HK$1.60	3,602,000	738,924	0.4%
Proview Intl Holdings Ltd	334 HK	HK$0.95	5,052,000	621,828	0.4%
Essex Bio-Technology Ltd	8151 HK	HK$0.14	24,278,166	442,018	0.3%
Beijing Capital International Airport Co., Ltd	694 HK	HK$1.68	2,020,000	435,107	0.3%
Arcontech, Corp	8097 HK	HK$0.17	18,386,000	388,962	0.2%
Jingwei Textile Machinery Co., Ltd	350 HK	HK$6.50	988,000	213,891	0.1%

Taiwan 30.9%
China Metal Products	1532 TT	NT$32.7	4,686,000	4,415,914	2.6%
Synnex Technologies International, Corp	2347 TT	NT$48.5	2,682,400	3,749,176	2.2%
Ho Tung Chemical, Corp	1714 TT	NT$14.8	8,620,904	3,676,927	2.1%
Sinopac Holdings Co	2890 TT	NT$12.3	9,746,754	3,440,857	2.0%
Chunghwa Telecom Co., Ltd	2412 TT	NT$54.0	2,146,000	3,339,597	2.0%
Cheng Shin Rubber	2105 TT	NT$46.1	2,330,000	3,095,476	1.8%
Fubon Financial Holdings	2881 TT	NT$27.0	3,953,952	3,076,562	1.8%
Polaris Securities Co., Ltd	6011 TT	NT$13.7	7,740,164	3,055,915	1.8%
Advantech Co., Ltd	2395 TT	NT$61.5	1,529,920	2,711,530	1.6%
Merry Electronics	2439 TT	NT$41.8	2,231,400	2,687,969	1.6%
Lite On Technology Corp	2346 TT	NT$37.6	2,450,000	2,654,755	1.6%
Chicony Electronics Co., Ltd	2385 TT	NT$41.2	2,156,000	2,559,861	1.5%
Ability Enterprise Corp	2374 TT	NT$23.6	3,642,000	2,476,980	1.5%
Data Systems Consulting Co	2477 TT	NT$26.6	3,221,000	2,469,124	1.4%
Tainan Enterprises	1473 TT	NT$40.9	1,546,000	1,822,230	1.1%
Taiwan Hon Chuan Enterprise	9939 TT	NT$48.8	1,263,000	1,776,207	1.0%
Eva Airways	2618 TT	NT$10.3	5,555,150	1,640,930	1.0%
Phoenixtec Power Co., Ltd	2411 TT	NT$26.0	1,831,000	1,371,931	0.8%
Taiwan FamilyMart	5903 TT	NT$33.8	1,369,000	1,333,493	0.8%
Microlife Corp	4103 TT	NT$55.0	756,000	1,198,271	0.7%

B shares 3.0%
Shanghai Friendship Group Co., Inc	900923 CH		US$0.74	4,003,437	2,962,543	1.7%
Luthai Textile Co., Ltd	200726 CH		HK$5.32	2,599,829	1,773,342	1.0%
Shanghai Matsuoka, Co	900955 CH		US$1.10	408,850	447,691	0.3%

New York 10.9%
Sohu.com Inc	Sohu US	US$11.7	1,265,196	13,828,592	8.1%
Chinadotcom, Corp	China US	US$3.36	1,473,654	4,804,112	2.8%

Singapore 1.5%
People’s Food Holding	PFH SP	S$1.00	4,400,000	2,493,553	1.5%

Direct 7.1%
A-S China Plumbing Products, Ltd			450	3,200,000	1.9%
Captive Finance Ltd			2,000,000	3,045,000	1.8%
Tomoike Industrial (H.K.) Ltd			825,000	2,308,047	1.3%
Moulin International Holdings, Ltd (2004 CB)			2,000,000	2,003,922	1.2%
Kowloon Development	34 HK		3,255,000	1,481,547	0.9%

Cash 3.2%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

CONTACTS

The China Fund, Inc. c/o State
Street Bank and Trust Company
225 Franklin Street Boston, MA
02110 Tel: (1) 888 CHN-CALL
(246 2255)
www.chinafundinc.com

Important information: This newsletter is issued by Martin Currie Inc, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Martin Currie Inc is regulated by the FSA and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Inc. Martin Currie Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not constitute an offer of shares. Martin Currie Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies, or financial instruments referred to herein. Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the Financial Services Authority for the protection of investors nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom. Please remember that past performance is not necessarily a guide to the future. Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.